                                                                      OH&S DRAFT
                                                                        01/08/97
                                                                     Exhibit 1.1


                     BOMBARDIER RECEIVABLES MASTER TRUST I
                    SERIES 1997-1, ASSET BACKED CERTIFICATES

                   BOMBARDIER CREDIT RECEIVABLES CORPORATION
                                  (Depositor)

                            BOMBARDIER CAPITAL INC.
                                   (Servicer)


                             UNDERWRITING AGREEMENT
                             ----------------------

                                                            January ___, 1997


J.P. Morgan Securities Inc.
As Representative of the
 Several Underwriters Listed
  in Schedule I
c/o J.P. Morgan Securities Inc.
60 Wall Street
New York, New York  10260-0060

Ladies and Gentlemen:

     Bombardier Credit Receivables Corporation, a Delaware corporation ("BCRC"),
                                                                         ----
proposes to sell to the several Underwriters listed in Schedule I hereto (the

"Underwriters") for whom you are acting as the representative (the
-------------
"Representative") $400,000,000 principal amount of its Floating Rate Class A
---------------
Asset Backed Certificates, Series 1997-1 (the "Class A Certificates") and
                                               --------------------
$27,125,000 principal amount of its Floating Rate Class B Asset Backed Certificates, Series 1997-1 (the "Class B Certificates," and together with the
                                  --------------------
Class A Certificates, the "Certificates") of the Bombardier Receivables  Master
                           ------------
Trust I (the "Trust").  Each Certificate will represent a fractional undivided
              -----
interest in the Trust. The assets of the Trust currently include amounts due on a pool of revolving financing arragements with certain dealers located in the United States to finance such dealers' consumer, recreational and commercial products inventory and may in the future, include, among other things, certain amounts due on a pool of revolving financing arrangements with certain dealers, manufacturers or distributors located in the United States to finance the working capital needs of such parties or the production or manufacture of or the carrying in inventory of consumer, recreational and commercial product inventory (collectively, the "Receivables"). The Receivables have been sold by Bombardier
                    -----------
Capital Inc., a Massachusetts corporation ("BCI"), to BCRC pursuant to a
                                            ---
Receivables Purchase Agreement dated as of January 1, 1994 (as supplemented and amended from time to time, including as amended by Amendment Number 1 to the Receivables Purchase Agreement, the "Receivables
                                                                  -----------
Purchase Agreement"), between BCI and BCRC, and subsequently transferred to the
------------------
Trust by BCRC pursuant to a Pooling and Servicing Agreement dated as of January 1, 1994 (as supplemented and amended from time to time, including as amended by Amendment Number 1 to the Pooling and Servicing Agreement, the "Pooling and
                                                                -----------
Servicing Agreement"), among BCRC, BCI, as the Servicer, and Bankers Trust
-------------------
Company, as Trustee (the "Trustee").  Payments in respect of the Class B
                          -------
Certificates are, to the extent specified in the Supplement (as defined below), subordinated to the rights of the holders of the Class A Certificates. The Certificates will be issued pursuant to the provisions of the Pooling and Servicing Agreement and the Series 1997-1 Supplement to Pooling and Servicing Agreement to be dated as of January 1, 1997 (the "Supplement"), between BCRC,
                                                  ----------
BCI, as the Servicer, and Bankers Trust Company, as Trustee. Concurrently with the execution and delivery of the Supplement, BCI, BCRC and the Trustee will enter into the Amendment Number 1 to the Pooling and Servicing Agreement and Amendment Number 1 to the Receivables Purchase Agreement referred to above.

     BCRC has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of
      ----------
1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement on Form S-1,
                    --------------
including a form of prospectus, relating to the Certificates. The registration statement as amended at the time when it shall become effective, or if a post-effective amendment is filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness, including in each case information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is referred to in this Underwriting Agreement (the "Agreement") as the "Registration
                                     ---------           ------------
Statement", and the prospectus in the form in which it was most recently filed
---------
with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission is referred to in this Agreement as the "Prospectus."
                                                    ----------

     When used in this Agreement, "Basic Documents" shall mean the Pooling and
                                   ---------------
Servicing Agreement, the Certificates, the Supplement and the Receivables Purchase Agreement. To the extent not defined herein, capitalized terms used herein have the meanings assigned to such terms in the Pooling and Servicing Agreement.

     Each of BCRC and BCI hereby agrees with the Underwriters as follows:

     1.  Purchase and Sale.  BCRC agrees to sell the Certificates to the several
         -----------------
Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from BCRC the respective principal amount of the Certificates set forth opposite such Underwriter's name in Schedule I hereto at a price equal to ______% of their principal amount.

     2.  Offering.  BCRC understands that the Underwriters intend (i) to make a
         --------
public offering of their respective portions of the Certificates in accordance with the Securities Act as soon after (A) the Registration Statement has become effective and (B) the parties hereto have executed and delivered this Agreement as in the judgment of the Representative is advisable and (ii) initially to offer the Certificates upon the terms set forth in the Prospectus.

     3.  Delivery and Payment.  Payment for the Certificates shall be made by
         --------------------
wire transfer in immediately available funds to the account specified by BCRC to the Representative no later than noon the Business Day (as defined below) prior to the Closing Date (as defined below), at 10:00 A.M., New York City time on January ___, 1997, or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Representative and BCRC may agree upon in writing. The time and date of such payment are referred to herein as the "Closing Date." As used herein, the term "Business Day" means any day
        ------------                              ------------
other than a day on which banks are permitted or required to be closed in New York City.

     Payment for the Certificates shall be made against delivery to the nominee of the Depository Trust Company for the account of the Representative for the respective accounts of the several Underwriters of one or more global notes (the "Global Note") representing the Certificates, with any transfer taxes payable in
 -----------
connection with the transfer to the Underwriters of the Certificates duly paid by BCRC. The Global Note will be made available for inspection by the Representative at the office of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178 not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date.

     4.  Representations and Warranties.  Each of BCRC and BCI represents and
         ------------------------------
warrants to each Underwriter that:

          (a) no order preventing or suspending the use of any preliminary prospectus has been issued by the Commission, and each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act, and when so filed did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to BCRC in writing by such Underwriter through the Representative expressly for use therein;

          (b) the Registration Statement has been declared effective by the Commission under the Securities Act on January __, 1997 (the "Effective
                                                                   ---------
     Date"); no stop order suspending the effectiveness of the Registration
     ----
     Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of BCRC or BCI, threatened by the Commission; and, on the Effective Date and on the date hereof, the Registration Statement and Prospectus comply, or, if BCI shall have furnished any amendments or supplements there to, as amended or supplemented will comply, as the case may be, in all material respects with the Securities Act, and do not and as amended or supplemented will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, if applicable, at the Closing Date will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to BCRC in writing by such Underwriter through the Representative expressly for use therein;

          (c) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in or affecting the general affairs, business, management, financial position, stockholders' equity or results of operations of BCRC or BCI, taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

          (d) each of BCRC and BCI has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation, with full power and authority (corporate and other) and legal right to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on it and its subsidiaries, taken as a whole, or the transactions contemplated herein or in the Basic Documents;

          (e) as of the Closing Date the Certificates will be duly and validly authorized and, when the Certificates are duly and validly executed and authenticated by the Trustee and delivered in accordance with the Pooling and Servicing Agreement and delivered and paid for pursuant to this Agreement, the Certificates will be duly and validly executed, authenticated, issued and delivered and entitled to the benefits and security afforded by the Pooling and Servicing Agreement and the Supplement; each of the Basic Documents has been duly authorized by each of BCRC and BCI and, when executed and delivered by each of BCRC and BCI, each of the Basic Documents will constitute a legal, valid and binding obligation of each of BCRC and BCI, enforceable against each of BCRC and BCI in accordance with its terms, subject as to enforceability to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation or other similar laws affecting the enforcement of creditors rights generally and to general equitable principles; and the Certificates and the Basic Documents each will conform to the descriptions thereof in the Prospectus;

          (f) this Agreement has been duly authorized, executed and delivered by each of BCRC and BCI;

          (g) neither BCRC nor BCI is, nor with the giving of notice or lapse of time or both would be, in violation of or in default under, its Certificate of Incorporation or By-Laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein or in the Basic Documents; the issue and sale of the Certificates and the performance by each of BCRC and BCI, as applicable, of all of the provisions of its obligations under the Certificates, the Basic Documents and this Agreement, and the consummation of the transactions herein and therein contemplated will not conflict in any material respect with or result in a material breach of any of the terms or provisions of, or constitute a material default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which BCRC or BCI is a party or by which BCRC or BCI is bound or to which any of the material property or assets of BCRC or BCI is subject, nor will any such action result in any material violation of the provisions of the Certificate of Incorporation or the By-Laws of BCRC or BCI or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over BCRC or BCI, or any of their properties; and no consent, approval, authorization, order, license, registration, filing or qualification of or with any such court or governmental agency or body is required to be obtained or made by BCRC or BCI for the issue and sale of the Certificates or the consummation by BCRC or BCI of the transactions contemplated by this Agreement or the Basic Documents, except (i) such consents, approvals, authorizations, orders, licenses, registrations, filings or qualifications (x) as have been or will have been obtained prior to the Closing Date under the Securities Act, and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Certificates by the Underwriters or (y) will not materially adversely affect the ability of BCI or BCRC to perform its obligations under any Basic Document or under this Agreement and (ii) the filing of any financial statements required to perfect the Trust's interest in the Receivables;

          (h) other than as set forth or contemplated in the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the knowledge of BCRC or BCI, threatened against or affecting BCRC or BCI or any of their properties or, to which BCRC or BCI is or may be a party or to which BCRC or BCI or any property of BCRC or BCI is or may be the subject, (i) asserting the invalidity of this Agreement or of any of the Basic Documents, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (iii) that may adversely affect the federal or state income, excise, franchise or similar tax attributes of the Certificates, (iv) that could materially and adversely affect BCRC's or BCI's performance of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents or (v) which could individually or in the aggregate reasonably be expected to have a material adverse effect on the interests of the holders of the Certificates or the marketability of the Certificates;

          (i) the computer tapes with respect to the Receivables sold to the Trust created as of the Cut-Off Date, each Additional Cut-Off Date, each Removal Date and each Removal Termination Date, as applicable were complete and accurate as of the respective dates thereof; immediately prior to transferring the Receivables to the Trust, BCRC had good and marketable title to the Receivables free and clear of all liens, encumbrances and defects, except such as are described or referred to in the Prospectus and to the extent permitted in the Pooling and Servicing Agreement, and by assignment and delivery of each of the Receivables to the Trust, BCRC transferred title in the Receivables to the Trust, subject to no prior lien, mortgage, security interest, pledge, adverse claim, change or encumbrance, except such as are described or referred to in the Prospectus and to the extent permitted in the Pooling and Serving Agreement;

          (j) the representations and warranties of each of BCRC and BCI contained in the Basic Documents are true and correct in all material respects as of the dates specified in the Basic Documents;

          (k) Ernst & Young are independent public accountants with respect to BCRC and BCI within the meanings of the Securities Act;

          (l) each of BCRC and BCI owns, possesses or has obtained all material licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all material declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or service, as applicable, the Receivables and to perform its obligations under this Agreement and the Basic Documents except to the extent that the failure to have such licenses, certificates, permits, consent, orders, approvals and other authorizations does not have a material adverse effect on the ability of BCI or BCRC to comply with its obligations under this Agreement and the Basic Documents, and neither BCRC nor BCI has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization; and each of BCRC and BCI is in compliance with all laws and regulations necessary for the performance of its obligations under this Agreement and the Basic Documents; and

          (m) any taxes, fees and other governmental charges in connection with the execution, delivery and performance of this Agreement and the Basic Documents and the Certificates shall have been paid or will be paid by or on behalf of BCRC and BCI, as applicable, at or prior to the Closing Date to the extent then due.

          5.   Covenants and Agreements.  Each of BCRC and BCI jointly and
               ------------------------
severally covenants and agrees with each of the Underwriters as follows:

          (a) if required, to file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act, and to furnish copies of the Prospectus to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the Business Day next succeeding the date of this Agreement in such quantities as the Representative may reasonably request;

          (b) to deliver, at the expense of BCRC, to the Representative, two conformed copies of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits, and, during the period mentioned in paragraph (e) below, as many copies of the Prospectus (including all amendments and supplements thereto) as the Representative may reasonably request;

          (c) before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time the Registration Statement becomes effective, to furnish to the Representative a copy of the proposed amendment or supplement for review and not to file any such proposed amendment or supplement to which the Representative reasonably objects;

          (d) to advise the Representative promptly, and to confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective, (ii) when any supplement to the Prospectus or any amendment to the Prospectus has been filed and to furnish the Representative with copies thereof, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose, (v) of the occurrence of any event, within the period referenced in paragraph (e) below, as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, and (vi) of the receipt by BCRC or BCI of any notification with respect to any suspension of the qualification of the Certificates for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its reasonable best efforts to prevent the issuance of any such stop order, or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any order suspending any such qualification of the Certificates, or notification of any such order thereof and, if issued, to obtain as soon as possible the withdrawal thereof;

          (e) If before a period of six months shall have elapsed after the Effective Date and the delivery of a prospectus shall be at the time required by law in connection with sales of any such certificates, either
     (i) any event shall have occurred as a result of which the Prospectus would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) for any other reason it shall be necessary during such same period to amend or supplement the Prospectus as amended or supplemented, to notify you and to prepare and furnish to you an amendment or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required by law to deliver a prospectus in connection with sales of any of such Certificates at any time six months or more after the Closing Date, upon such Underwriter's request, but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as such Underwriter may request of an amended or supplemented prospectus complying with (S) 10(a)(3) of the Act.

          (f) to endeavor to qualify the Certificates for offer and sale under the securities or Blue Sky laws of such jurisdictions in the United States as the Representative shall reasonably request and to continue such qualification in effect so long as reasonably required under such laws for distribution of the Certificates; and to pay all fees and expenses (including reasonable fees and disbursements of counsel to the Underwriter) reasonably incurred in connection with such qualification and in connection with the determination of the eligibility of the Certificates for investment under the laws of such jurisdictions in the United States as the Underwriter may designate; provided, however, that neither BCRC nor BCI
                                --------  -------
     shall be obligated to qualify to do business in any jurisdiction in which it is not currently so qualified; and provided further that neither BCRC
                                           -------- -------
     nor BCI shall be required to file a general consent to service of process in any jurisdiction;

          (g) to make generally available to the holders of the Certificates and to the Representative as soon as practicable an earnings statement (which need not be audited) covering a period of at least twelve months beginning with the first fiscal quarter of the Trust occurring after the effective date of the Registration Statement, which shall satisfy the provisions of
     Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder;

          (h) so long as the Certificates are outstanding, or until such time as the Underwriters shall cease to maintain a secondary market in the Certificates, whichever occurs first, to furnish to the Representative (i) copies of each certificate, the annual statements of compliance and the annual independent certified public accountant's servicing reports furnished to the Trustee pursuant to Section 3.05 and Section 3.06, respectively, of the Pooling and Servicing Agreement by first class mail as soon as practicable after such statements and reports are furnished to the Trustee,

     (ii) copies of each amendment to any of the Basic Documents, (iii) copies of all reports or other communications (financial or other) furnished to holders of the Certificates, and copies of any reports and financial statements furnished to or filed with the Commission, any governmental or regulatory authority or any national securities exchange, and (iv) from time to time such other information as the Representative may reasonably request concerning the Trust or BCRC or concerning BCI in its capacity as Seller or Servicer of the Receivables included in the Trust;

          (i) to the extent, if any, that the ratings provided with respect to the Certificates by the rating agency or rating agencies rating the Certificates (each, a "Rating Agency") are conditional upon the furnishing
                            -------------
     of documents or the taking of any other action by BCRC or BCI, BCRC or BCI, as applicable, shall furnish such documents and take any other such action;

          (j) to use the net proceeds received by BCRC from the sale of the Certificates pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

          (k) if required by law, to register the Certificates in a timely manner pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act);

          (l) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all fees, costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all fees, costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Certificates, including any fees, costs and expenses of the Trustee or any transfer agent, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Certificates under the laws of such jurisdictions as the Underwriter may reasonably designate (including reasonable fees of counsel for the Underwriter and their disbursements with respect thereto), (iv) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Basic Documents, the Preliminary and Supplemental Blue Sky Memoranda and any Legal Investment Survey and the furnishing to Underwriter and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided, (v) of BCRC's and BCI's counsel and accountants,

     (vi) incurred by BCRC or BCI in connection with any "roadshow" presentation to potential investors, and (vii) payable to rating agencies in connection with the rating of the Certificates; and

          (m) from and after the Closing Date, not to take any action which in the reasonable judgment of BCI or BCRC, as applicable, is inconsistent with the Trust's ownership of the Receivables other than as permitted by the Pooling and Servicing Agreement.

          6.   Conditions to the Obligations of the Underwriters.  The
               -------------------------------------------------
obligations of the Underwriters hereunder are subject to the performance by each of BCRC and BCI of its obligations hereunder and to the following additional conditions:

          (a) the Registration Statement shall have become effective, or if a post-effective amendment is required to be filed under the Securities Act, such post-effective amendment shall have become effective, not later than 5:00 P.M., New York City time, on the date hereof; and on or prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment shall be in effect, and no proceedings for such purpose shall be pending before or to BCRC's or BCI's knowledge threatened by the Commission; the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; and all requests for additional information shall have been complied with to the satisfaction of the Representative;

          (b) the representations and warranties of each of BCRC and BCI contained herein are true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date and the representations and warranties of each of BCRC and BCI in the Basic Documents will be true and correct in all material respects as of the dates specified in the Basic Documents; and each of BCRC and BCI shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder and under the Basic Documents at or prior to the Closing Date;

          (c) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by BCRC or BCI by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

          (d) since the date hereof there shall not have been any material adverse change or any development involving a prospective material adverse change, in or affecting the general affairs, business, management, financial position, stockholders' equity or results of operations of BCRC or BCI, otherwise than as set forth or contemplated in the Prospectus, the effect of which in the reasonable judgment of the Representative makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Certificates on the Closing Date on the terms and in the manner contemplated in the Prospectus;

          (e) the Representative shall have received on and as of the Closing Date a certificate of an executive officer of each of BCRC and BCI, in which such officer, to the best of his or her knowledge after reasonable investigation, shall state that (A) the representations and warranties of BCRC and BCI, as applicable, in this Agreement are true and correct in all material respects on and as of the Closing Date, (B) such officer has specific knowledge about the financial matters of BCRC and BCI, as applicable, and that each of BCRC and BCI, as applicable, has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, (C) the representations and warranties of BCRC and BCI, as applicable, in the Basic Documents are true and correct in all material respects as of the dates specified in the Basic Documents, (D) the Registration Statement has become effective, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or to BCRC's or BCI's knowledge, are threatened by the Commission, (E) the Prospectus does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and
     (F) subsequent to the date of the Prospectus, there has been no material adverse change in the condition (financial or otherwise) of either BCRC or BCI, as applicable, except as set forth in or contemplated in the Registration Statement and the Prospectus or as described in such certificate;

          (f) R. William Crowe, Vice President, Legal Affairs and General Counsel of BCI, shall have furnished to the Underwriters his written opinion, dated the Closing Date, in form and substance satisfactory to the Representative, to the effect that:

               (i) each of BCRC and BCI has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on it or the transactions contemplated herein or in the Basic Documents;

                 (ii) other than as set forth or contemplated in the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the best of such counsel's knowledge, threatened against or affecting BCRC or BCI or any of their properties, or to which BCRC or BCI is or may be a party or to which any property of BCRC or BCI is or may be the subject (i) that are required to be disclosed in the Registration Statement or the Prospectus, (ii) asserting the invalidity of this Agreement or of any of the Basic Documents, (iii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (iv) that may adversely affect the federal or state income, excise, franchise or similar tax attributes of the Certificates as described in the Prospectus under the headings "Prospectus Summary - Tax Status" and "Certain Federal Income Tax Consequences," (v) that could materially and adversely affect BCRC's or BCI's obligations under this Agreement or any of the Basic Documents or (vi) which, if determined adversely to BCRC or BCI, could individually or in the aggregate reasonably be expected to have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of BCRC or BCI, taken as a whole, or that would reasonably be expected to materially adversely affect the interests of the holders of the Certificates;

                 (iii) such counsel does not know of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or required to be filed as an exhibit to the Registration Statement that are not described or filed as required;

                 (iv) neither BCRC nor BCI is, nor with the giving of notice or lapse of time or both would be, in violation of or in default under, its Certificate of Incorporation or By-Laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which BCRC or BCI is a party or by which BCRC or BCI or any of their properties are bound, except for violations and defaults which individually and in the aggregate are not material to BCRC and its subsidiaries, taken as a whole, or BCI and its subsidiaries, taken as a whole, or to the holders of the Certificates; the issue and sale of the Certificates and the execution, delivery and performance by BCRC and BCI, as applicable, of the Certificates, the Basic Documents and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which BCRC or BCI is a party or by which BCRC or BCI is bound or to which any of the property or assets of BCRC or BCI is subject, nor will any such action conflict with or result in any breach or violation of the provisions of the Certificate of Incorporation, or the By-Laws of BCRC or BCI or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over BCRC or BCI, or any of their properties;

               (v) no consent, approval, authorization, order, license, registration, filing or qualification of or with any court or governmental agency or body is required for the issue and sale of the Certificates or the consummation of the other transactions contemplated by this Agreement or the Basic Documents, except such consents, approvals, authorizations, orders, licenses, registrations, filings or qualifications as have been obtained under the Securities Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Certificates by the Underwriter and any financing statements that have been filed in connection with the perfection of the Trust's security interest in the Receivables; and

               (vi) each of BCRC and BCI owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, and neither BCRC nor BCI has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus; and each of BCRC and BCI is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date of the Prospectus.

          (g) Ropes & Gray, special counsel for BCI, shall have furnished to the Underwriters their written opinion, dated the Closing Date, in form and substance satisfactory to the Representative, to the effect that:

               (i) BCI is a corporation duly incorporated, validly existing and in good standing under the laws of The Commonwealth of Massachusetts, and has the corporate power and authority to own its properties and assets in Massachusetts and to transact the business in which it is engaged or presently proposes to engage in Massachusetts;

               (ii) BCI has the requisite corporate power to execute and deliver each Basic Document and this Agreement and to perform its obligations hereunder and thereunder and has taken all necessary corporate action to authorize the execution, delivery and performance of each of the Basic Documents and this Agreement, and each of the Basic Documents and this Agreement have been duly authorized, executed and delivered by BCI;

               (iii) Neither the execution and delivery by BCI of any Basic Document or this Agreement, nor the consummation by BCI of the transactions therein contemplated, nor the issuance of the Certificates by the Trust or the public offering thereof as contemplated in the Prospectus, will conflict with or result in a breach of, or constitute a default (with notice or the passage of time or both) under, or (except as required or permitted pursuant to any Basic Document or this Agreement) result in the imposition of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest of any other person upon any of the property or assets of BCI pursuant to, (1) any provision of any Massachusetts law, governmental rule or regulation currently applicable to BCI or (2) the Articles of Organization or By-Laws of BCI; and

               (iv) No consent, approval, authorization or order of, or registration, filing or declaration with, any Massachusetts court or governmental agency or governmental body is required (1) for the due execution, delivery and performance by BCI of any Basic Document or this Agreement or (2) for the offer, sale or delivery of the Certificates, except for such consents, approvals, authorizations, orders, registrations, filings or declarations as may be required under state securities or Blue Sky laws.

               (h) Morgan, Lewis & Bockius LLP, special counsel for BCRC and BCI, shall have furnished to the Underwriters their written opinion, dated the Closing Date, in form and substance satisfactory to the Representative, to the effect that:

               (i) BCRC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware;

               (ii) BCRC has the requisite corporate power to execute and deliver each of the Basic Documents and this Agreement and to perform its obligations thereunder and hereunder;

               (iii) Each of the Basic Documents and this Agreement has been duly authorized by all necessary corporate action on the part of BCRC and duly executed and delivered by each of BCI and BCRC, and constitutes the valid, legal and binding obligation of each of BCI and BCRC, enforceable against each of BCI and BCRC in accordance with its terms;

               (iv) The direction by BCRC to the Trustee to execute, authenticate and deliver the Certificates has been duly authorized by all necessary corporate action on the part of BCRC, and as of the Closing Date, the Certificates will be duly and validly authorized, and, when duly and validly executed and authenticated by the Trustee and delivered to BCRC in accordance with the Pooling and Servicing Agreement, and following delivery to and payment therefor by the Underwriters, will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement;

               (v) Neither the execution and delivery by BCI or BCRC of the Basic Documents and this Agreement, nor the consummation by BCI or BCRC of the transactions therein contemplated nor the issuance of the Certificates by the Trust, will conflict with or result in a breach of, or constitute a default (with notice or passage of time or both) under, or result in the imposition of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest of any other person upon any of the property or assets of BCI or BCRC pursuant to, except as required or permitted pursuant thereto, (1) any provision of any New York State or federal law, governmental rule or regulation currently applicable to BCI or BCRC (based upon our review of those laws, rules and regulations which in our experience are normally applicable to transactions of this type, but without having made a special investigation concerning any other law, rule or regulation and without expressing any opinion as to any federal or state securities laws, rules or regulations or the polices underlying such laws), (2) the Certificate of Incorporation or By-Laws of BCRC or
          (3) any material indenture, mortgage, contract or other instrument (A) to which BCI or BCRC is a party or by which either of them is bound or to which any of their property is subject, (B) currently in effect and (C) as to which such counsel has represented either BCI or BCRC;

               (vi) No consent, approval, authorization or order of, or registration, filing or declaration with, any New York State or federal court, governmental agency or governmental body is required
          (1) for the due execution, delivery and performance by BCI or BCRC of the Basic Documents and this Agreement or (2) for the offer, issuance, sale or delivery of the Certificates by BCRC in the manner and under the circumstances contemplated by the Basic Documents and this Agreement, except such as shall have been obtained or made on or prior to the Closing Date, unless the failure to obtain or to make such on or prior to the Closing Date will not materially adversely affect the ability of BCI or BCRC to perform its obligations under the Basic Documents and this Agreement and except for such consents, approvals, authorizations, orders, registrations, filings or declarations required under the state securities or Blue Sky laws or the Uniform Commercial Code of the State of Vermont;

               (vii) Except as may be separately disclosed to the Underwriters in writing regarding BCI, such counsel has not been engaged as counsel for either BCI or BCRC in connection with any pending or overtly threatened (by written communication) legal or governmental proceedings to which BCI or BCRC is a party or to which any property of BCRC is the subject, other than such proceedings which, in their opinion, if adversely determined, are not reasonably likely to have a material adverse effect upon (a) the financial condition of BCI or BCRC or (b) the performance by BCI or BCRC of its obligations under, or the validity and enforceability of, any of the Basic Documents or this Agreement;

               (viii) The Pooling and Servicing Agreement creates in favor of the Trustee a security interest in the rights of BCRC in the Receivables. To the extent that such security interest is not an interest of a buyer of chattel paper, then the Pooling and Servicing Agreement creates in favor of the Trustee a security interest in the rights of BCRC in the proceeds of such Receivables;

               (ix) If the chief executive office of BCRC is located in the State of Vermont, then the laws (including the conflict of laws rules) of the State of Vermont govern the perfection and effect of perfection or non-perfection of the security interests described in paragraph (viii) above which are perfected by filing;

               (x) the statements in the Prospectus under "Amendments to Pooling and Servicing Agreement and Receivables Purchase Agreement," "Description of the Certificates" and "Description of the Receivables Purchase Agreement" insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material repects the information called for with respect to such legal matters, documents or proceedings; the statements in the Registration Statement and the Prospectus under the headings "Certain Federal Income Tax Consequences," "Employee Benefit Plan Considerations" and "Certain Legal Aspects of the Receivables," to the extent they constitute descriptions of matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects;

               (xi) such counsel does not know of any contract or other document of a character required by the Securities Act to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which is not filed or incorporated by reference or described as required.

               (xii) the Registration Statement has become effective under the Securities Act and the Prospectus has been filed with the Commission pursuant to Rule 424(b) promulgated under the Securities Act; to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or threatened by the Commission; such counsel is of the opinion that at the time the Registration Statement became effective and the Prospectus was filed, respectively, the Registration Statement and the Prospectus and any amendments and supplements thereto (other than any accounting, statistical or financial data included therein, as to which such counsel need express no opinion) as of their respective effective date or date of issuance complied as to form in all material respects with the requirements of the Securities Act; and while not passing upon and not assuming responsibility for and not to be deemed to have independently verified the accuracy, completeness or fairness of the Registration Statement or the Prospectus (except for those statements made under the headings in the Prospectus identified in paragraph (x) above insofar as they relate to matters of law or legal conclusions) nothing has come to such counsel's attention, in the course of participating with officers of BCI and BCRC and representatives of BCI's and BCRC's auditors in discussions regarding the business and affairs of BCI and BCRC at which the contents of the Registration Statement and Prospectus and related matters were discussed, which would lead such counsel's to believe that (other than the accounting, statistical or financial data included therein, as to which such counsel need express no belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus as of its date and as of the Closing Date, as amended or supplemented, if applicable, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (xiii) this Agreement, the Basic Documents and the Certificates conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus;

               (xiv) the Pooling and Servicing Agreement and the Supplement are not required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust is not now, and immediately following the sale of the Certificates hereto, will not be required to be registered as an "investment company" under the Investment Company Act of 1940, as amended; and

               (xv) for federal income tax purposes, the Certificates will properly be characterized as indebtedness of BCRC that is secured by the Receivables and pursuant to Section 6.03(b)(vi) of the Pooling and Servicing Agreement, for federal income tax purposes, the issuance of the Certificates (x) will not adversely affect the federal income tax characterization as debt of BCRC of any issued and outstanding Series of certificates issued by the Trust and will not cause or constitute a taxable event with respect to any certificateholders or the Trust.

          (i) Downs Rachlin & Martin, PC, special counsel to BCI and BCRC, shall have furnished to the Underwriters their written opinion, dated the Closing Date, in form and substance satisfactory to the Representative, to the effect that:

               (i)    The Receivables constitute "chattel paper" as defined in
          section 9-105(1)(b) of the Uniform Commercial Code;

               (ii) The conflict of laws principles contained in Title 9A of Vermont Statutes Annotated provide that the parties may designate the law of another state as governing the rights and duties of the parties if the transaction bears a reasonable relation to the state whose law is chosen, except that (1) article 9 of the Uniform Commercial Code governs the perfection and the effect of perfection or nonperfection of possessory security interests in chattel paper located within the State of Vermont, and (2) article 9 of the Uniform Commercial Code governs the perfection and the effect of perfection or nonperfection of non-possessory security interests in chattel paper if the debtor's chief executive office is located in the State of Vermont; therefore, notwithstanding the contractual choice of New York law contained in the Pooling and Servicing Agreement and the Receivables Purchase Agreement, the conflict of laws principles contained in Title 9A of Vermont Statutes Annotated require that the perfection and the effect of perfection or nonperfection of security interest in the Receivables and the Collateral Security be determined under the Uniform Commercial Code. The express choice of law provisions contained in the Pooling and Servicing Agreement and the Receivables Purchase Agreement, insofar as such provisions relate to the attachment or creation of security interest in the Receivables and the Collateral Security, will be given effect by a federal or state court located in the State of Vermont unless such a court determines that the application of New York law would contravene a public policy of the State of Vermont;

               (iii) Immediately prior to the transfer of the Receivables to the Trustee, BCRC's interest in the Receivables, the Collateral Security, the security interests in the Eligible Products securing the Receivables and the proceeds of each of the foregoing were perfected upon the filing of the UCC-1 financing statement the form of which is attached to such opinion with the Secretary of State of the State of Vermont and constituted a perfected first priority interest therein. If a court concludes that the transfer of the Receivables from BCRC to the Trustee was a sale, the interest of the Trustee in the Receivables, the Collateral Security, the security interests in the Eligible Products securing the Receivables and the proceeds of each of the foregoing was perfected upon the filing of the UCC-1 financing statement the form of which is attached to such opinion with the Secretary of State of the State of Vermont and constitutes a first priority perfected interest therein. If a court concludes that such transfer was not a sale, the Pooling and Servicing Agreement constitutes a grant by BCRC to the Trustee of a valid security interest in the Receivables, the Collateral Security, the security interests in the Eligible Products securing the Receivables and the proceeds of each of the foregoing, which security interest was perfected upon the filing of the UCC-1 financing statement the form of which is attached to such opinion with the Secretary of State of the State of Vermont and constitutes a first priority perfected security interest therein. No filing or other action, other than the filing of the UCC-1 financing statements with the Secretary of State of the State of Vermont referred to above, was or is necessary to perfect and maintain the interest or the security interest of the Trustee in the Receivables, the Collateral Security, the security interests in the Eligible Products securing the Receivables and the proceeds of each of the foregoing against third parties;

               (iv) With respect to the income tax consequences of the issuance of the Certificates addressed in the opinion of Morgan, Lewis & Bockius LLP, a copy of which is attached to such opinion, Vermont income tax law conforms to federal income tax law;

               (v) Neither the execution and delivery by BCI or BCRC of any of the Basic Documents or this Agreement, nor the consummation by BCI or BCRC of the transactions contemplated therein or herein, will violate any provision of any Vermont law, governmental rule or regulation currently applicable to the respective businesses of BCI or BCRC; and

               (vi) No consent, approval, authorization or order of, or registration, filing or declaration with, any Vermont court or governmental agency or governmental body is required for the due execution and delivery by BCI or BCRC of any of the Basic Documents or this Agreement except (1) for such consents, approvals, authorizations, orders, registrations, filings or declarations required under state securities or Blue Sky laws, as to which such counsel expresses no opinion and (2) such consents, approvals, authorizations, orders, registrations, filings or declarations as have been obtained.

          (j) Morgan, Lewis & Bockius LLP, special counsel for BCI and BCRC, shall have furnished to the Underwriters their written opinion, dated the Closing Date, in form and substance satisfactory to the Representative, relating to certain insolvency and bankruptcy matters.

          (k) on the date hereof and also on the Closing Date, the Underwriter shall have received a letter from Ernst & Young, dated the date of delivery thereof, confirming that they are independent public accountants within the meaning of the Securities Act and substantially in the form heretofore agreed and otherwise in form and substance satisfactory to the Representative and its counsel;

          (l) the Underwriters shall have received on and as of the Closing Date an opinion of Orrick, Herrington & Sutcliffe LLP, counsel to the Underwriters, with respect to the validity of the Pooling and Servicing Agreement and the Certificates, the Registration Statement, the Prospectus and other related matters as the Representative may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (m) The Underwriters shall have received an opinion of White & Case, counsel to the Trustee, dated the Closing Date, in form and substance reasonably satisfactory to the Representative and counsel to the Underwriters, to the effect that:

               (i) The Trustee has been duly incorporated and is validly existing and in good standing under the laws of the State of New York with full power and authority to transact the business of banking and has the power and authority to enter into and to perform all actions required of it under the Pooling and Servicing Agreement and the Supplement;

               (ii) Each of the Pooling and Servicing Agreement and the Supplement has been duly authorized, executed and delivered by the Trustee and constitutes a legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as such enforceability may be limited by (A) bankruptcy, insolvency, liquidation, reorganization, moratorium, conservatorship, receivership or other similar laws now or hereafter in effect relating to the enforcement of creditors' rights in general, as such laws would apply in the event of a bankruptcy, insolvency, liquidation, reorganization, moratorium, conservatorship, receivership or similar occurrence affecting the Trustee, and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

               (iii) The Certificates have been duly, executed authenticated and delivered by the Trustee;

               (iv) The execution and delivery of the Pooling and Servicing Agreement and the Supplement by the

          Trustee and the performance by the Trustee of their respective terms do not conflict with or result in a violation of (A) any law or regulation of the United States of America or the State of New York governing the banking or trust powers of the Trustee, or (B) the Certificate of Incorporation or By-laws of the Trustee; and

               (v) No approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the banking or trust powers of the Trustee is required in connection with the execution and delivery by the Trustee of the Pooling and Servicing Agreement and the Supplement or the performance by the Trustee thereunder.

          (n) the Underwriters shall have received an officer's certificate dated the Closing Date of the chairman of the board, the president, an executive vice president or the treasurer of the Trustee in which such officer shall state on behalf of the Trustee that, to the best of such officer's knowledge after reasonable investigation, the representations and warranties of the Trustee contained in the Pooling and Servicing Agreement and the Supplement are true and correct in all material respects, and that the Trustee has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied under the Pooling and Servicing Agreement and the Supplement at or prior to the Closing Date;

          (o) the Underwriters shall have received a certificate of the Trustee, signed by one or more duly authorized officers of the Trustee, dated the Closing Date, as to the due acceptance of the Pooling and Servicing Agreement and the Supplement by the Trustee and the due execution and delivery of the Certificates by the Trustee thereunder and such other matters as the Representative shall reasonably request;

          (p) the Underwriters shall have received a letter or letters from each counsel delivering any written opinion to any Rating Agency in connection with the transaction described herein which is not otherwise described in this Agreement allowing the Underwriters to rely on such opinion as if it were addressed to the Underwriters;

          (q) the Representative shall have received copies of letters from Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings
                                       -------
     Service ("S&P") stating that the Class A Certificates shall have been rated
               ---
     at least Aaa by Moody's and AAA by S&P and that the Class B Certificates shall have been rated no lower than A3 by Moody's and no lower than A by S&P, and such ratings shall not have been rescinded;

          (r) the Representative shall have received a copy (including by means of telecopier) of (i) a file-stamped acknowledgment copy of the UCC-1 financing statements on Form UCC-1 filed with the Secretary of State of the State of Vermont with respect to the transfer of the Receivables by BCI to BCRC pursuant to the Receivables Purchase Agreement, identifying the Receivables as collateral and naming BCI as debtor and BCRC as the secured party, and (ii) a file-stamped acknowledgment copy of the UCC-1 financing statements on Form UCC-1 filed with the Secretary of State of the State of Vermont with respect to the transfer of the Receivables by BCRC to the Trustee pursuant to the Pooling and Servicing Agreement, identifying the Receivables as collateral and naming BCRC as debtor and the Trustee as the secured party; and

          (s) on or prior to the Closing Date BCRC shall have furnished to the Underwriters such further certificates and documents as the Representative shall reasonably request.

     7.   (a)  Indemnification and Contribution.  BCRC and BCI agree to jointly
               --------------------------------
and severally indemnify and hold harmless each Underwriter, each affiliate of an Underwriter which assists such Underwriter in the distribution of the Certificates and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation, the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if BCRC shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities and expenses are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to BCRC or BCI in writing by such Underwriter through the Representative expressly for use therein; provided, further, that neither BCI nor BCRC shall be liable to
                 --------  -------
any Underwriter, any affiliate of an Underwriter or any person controlling such Underwriter under the indemnity agreement in this subsection (a) with respect to any of such documents to the extent that any such loss, claim, damage or liability of such Underwriter or such affiliate or such controlling person results from the fact that such Underwriter sold the Certificates to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference), whichever is most recent, if BCI and/or BCRC has previously furnished copies thereof to the Representative.

     (b) Each Underwriter agrees to indemnify and hold harmless BCRC, its directors, its officers who sign the Registration Statement, BCI and each person who controls BCRC within the meaning of Section 15 of the Securities Act and
Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from BCRC and BCI to each Underwriter in Subsection (a) above, but only with reference to information relating to such Underwriter furnished to BCRC or BCI in writing by such Underwriter through the Representative expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

     (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to Subsections
(a) or (b) above, such person (the "Indemnified Person") shall promptly notify
                                    ------------------
the person against whom such indemnity may be sought (the "Indemnifying Person")
                                                           -------------------
in writing, and the Indemnifying Person, at its option or upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and to control the defense and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel and to participate in the defense, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred to the extent reimbursement is required after giving consideration to the preceding sentence. Any such separate firm for the Underwriters, each affiliate of any Underwriter which assists such Underwriter in the distribution of the Certificates and such control persons of the Underwriters shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for BCRC, its directors, its officers who sign the Registration Statement, BCI and such control persons of BCRC shall be designated in writing by BCRC or BCI. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability for which indemnification is provided pursuant to subsection (a) or (b) of this Section 7 by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

     (d) If the indemnification provided for in subsections (a) or (b) above is unavailable to an Indemnified Person in respect of any losses, claims, damages, liabilities or expenses referred to therein and to which such Indemnified Person is entitled to indemnification in accordance with the preceding terms of this
Section 7, then each Indemnifying Person under such subsection, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by BCRC and BCI on the one hand and the Underwriter on the other hand from the offering of the Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of BCRC and BCI on the one hand and the Underwriter on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by BCRC and BCI on the one hand and the Underwriter on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by BCRC and the total underwriting discounts and the commissions received by the Underwriter bear to the aggregate public offering price of the Certificates. The relative fault of BCRC and BCI on the one hand and the Underwriter on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by BCRC or BCI or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     BCRC, BCI and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata
                                                                        --- ----
allocation (even if BCRC and BCI were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages, liabilities and expenses referred to in this subsection (d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Certificates underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amount of the Certificates set forth opposite their names in Schedule I hereto, and not joint.

     The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person referred to above at law or in equity.

     (e) The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of each of BCRC and BCI set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of BCRC or BCI, its officers or directors or any other person controlling BCRC or BCI and (iii) acceptance of and payment for any of the Certificates.

     8.   Termination.  Notwithstanding anything herein contained, this
          -----------
Agreement may be terminated in the absolute discretion of the Representative, by notice given to BCRC, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers, Inc., (ii) trading of any securities of or guaranteed by BCRC or BCI shall have been suspended on any exchange or in any over-the-counter market,
(iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the reasonable judgment of the Representative, is material and adverse and which, in the reasonable judgment of the Representative, makes it impracticable or inadvisable to market the Certificates on the terms and in the manner contemplated in the Prospectus.

     9.   Effectiveness of Agreement; Default of Underwriters.  This Agreement
          ---------------------------------------------------
shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Registration Statement (or, if applicable, any post-effective amendment) by the Commission.

     If on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase the Certificates which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of the Certificates which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Certificates to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of the Certificates set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Certificates set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representative may specify, to purchase the Certificates which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of the Certificates
      --------
that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 9 by an amount in excess of one-ninth of such principal amount of the Certificates without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Certificates which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Certificates with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Certificates to be purchased on such date, and arrangements satisfactory to the Representative, BCI and BCRC for the purchase of such Certificates are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or BCI or BCRC. In any such case either you or BCI or BCRC shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     10.  Expenses Upon Termination.  If this Agreement shall be terminated by
          -------------------------
the Underwriters, or any of them, because of any failure or refusal on the part of BCRC or BCI to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason BCRC or BCI shall be unable to perform its obligations under this Agreement or any condition of the

Underwriters' obligations set forth in Section 6 cannot be fulfilled, BCRC and BCI agree to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves severally, for all reasonably out-of-pocket expenses (including the reasonable fees and expenses of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder; provided, that this Section 10
                                                  --------
shall not apply to a termination of this Agreement pursuant to Section 8 or 9.

     11.  Successors.  This Agreement shall inure to the benefit of and be
          ----------
binding upon BCRC, BCI, the Underwriters, each affiliate of any Underwriter which assists such Underwriter in the distribution of the Certificates, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Certificates from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     12.  Action by Representative; Notices.  Any action by the Underwriters
          ---------------------------------
hereunder may be taken by the Representative on behalf of the Underwriters, and any such action taken by the Representative shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when received. Notices to the Underwriter shall be given to the Representative c/o J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10060-0060 (Facsimile No.: (212) 648-
5909); Attention: Syndicate Desk. Notices to BCRC shall be given to it at Post Office Box 5544, Burlington, Vermont 05402, (Facsimile No.: (802) 654-8432);
Attention: Vice President-Finance, with a copy to Morgan, Lewis & Bockius LLP;
Attention: Christopher Hilbert. Notices to BCI shall be given to it at 1600 Mountain View Drive, Colchester, Vermont 05446, (Facsimile No.: (802) 654-8432);
Attention: Vice President-Finance, with a copy to Morgan, Lewis & Bockius LLP;
Attention:  Christopher Hilbert;.

     13.  Counterparts; Applicable Law.  THIS AGREEMENT MAY BE SIGNED IN
          ----------------------------
COUNTERPARTS, EACH OF WHICH SHALL BE AN ORIGINAL AND ALL OF WHICH TOGETHER SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return the enclosed counterparts hereof, whereupon it will become a binding agreement among BCRC, BCI and the Underwriter in accordance with its terms.

                                Very truly yours,

                                BOMBARDIER CREDIT RECEIVABLES
                                CORPORATION

                                By:_______________________
                                    Name:
                                    Title:

                                By:_______________________
                                    Name:
                                    Title:

                                BOMBARDIER CAPITAL INC.

                                By:_______________________
                                    Name:
                                    Title:

                                By:_______________________
                                    Name:
                                    Title:



Accepted: January __, 1997

J.P. MORGAN SECURITIES INC.
  Acting on behalf of itself
  and the several Underwriters
  listed in Schedule I hereto


By:___________________________
     Name:
     Title:

                                   SCHEDULE I



                                                             PRINCIPAL AMOUNT OF
                                                      SECURITIES TO BE PURCHASED
                                                      --------------------------



Underwriter
-----------

J.P. Morgan Securities Inc............................
CS First Boston Corporation...........................
Merrill Lynch Pierce Fenner & Smith Incorporated......


          Total...............====================